Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

Dated as of January 31, 2017

to

CREDIT AGREEMENT

Dated as of February 13, 2014

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of January 31, 2017 by and among YRC Worldwide Inc. (the “Borrower”), the other Guarantors party to the Credit Agreement, the financial institutions listed on the signature pages hereof and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (the “Administrative Agent”), under that certain Credit Agreement dated as of February 13, 2014 by and among the Borrower, the Guarantors party thereto from time to time, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower and the Guarantors have requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable ECF Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable ECF Percentage” shall mean, for any Excess Cash Flow Period, (a) 75% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is greater than 3.75:1.00, (b) 50% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.75:1.00 and greater than 3.50:1.00, (c) 25% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.50:1.00 but is greater than 3.00:1.00, and (d) 0% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.00:1.00.”

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Margin” commencing on the Third Amendment Effective Date, shall mean, (i) with respect to any Eurodollar Term Loan, 7.50% per annum and (ii) with respect to any ABR Term Loan, 6.50% per annum.”

(c) Section 1.01 of the Credit Agreement is hereby amended by adding a defined term, “Third Amendment Effective Date”, defined as follows:

““Third Amendment Effective Date” shall mean January 31, 2017.”

(d) Section 2.12(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“In the event that (other than in connection with a refinancing of the entirety of the Credit Facilities in connection with a Change of Control, a sale of all or substantially all of the assets of the Borrower, or an acquisition or another transaction not otherwise permitted hereunder), after the Third Amendment Effective Date and prior to the six month anniversary of the Third Amendment Effective Date, (i) the Borrower voluntarily prepays any Initial Term Loans with the proceeds of, or any conversion of Initial Term Loans into, any new or replacement tranche of term loan Indebtedness (including any new or additional Term Loans under this Agreement and Credit Agreement Refinancing Indebtedness) incurred for the primary purpose of prepaying, repaying or replacing the Initial Term Loans and having or resulting in an effective yield (in each case, with original issue discount and upfront fees, which shall be deemed to constitute like amounts of original issue discount, being equated to interest margins in a manner consistent with generally accepted financial practice) payable generally to the lenders of such Indebtedness (but excluding the effect of any arrangement, structuring, syndication, commitment or other fees in connection therewith that are not shared with all providers of such Indebtedness), is, or upon satisfaction of the specified conditions could be, lower than the effective yield in respect of the Refinanced Debt (as determined on the same basis), (ii) any waiver, amendment or modification shall become effective with respect to the Initial Term Loans the primary purpose of which is to reduce the effective yield (determined on the basis set forth in clause (i)) with respect to the Initial Term Loans or (iii) a Term Lender is deemed a Non-Consenting Lender and must assign its Initial Term Loans pursuant to Section 3.06(a) in connection with any waiver, amendment or modification the primary purpose of which is to reduce the effective yield (determined on the basis set forth in clause (i)) with respect to the Initial Term Loans (each of clauses (i), (ii), and (iii) a “Repricing Event”), then in each case, the Borrower shall pay to the Administrative Agent on the date of such Repricing Event, for the ratable account of each applicable Term Loan Lender, (a) in the case of clauses (i) and (iii), a prepayment premium of 1% of the amount of the Term Loans being prepaid or assigned and (b) in the case of clause (ii), a payment equal to 1% of the aggregate amount of the applicable Initial Term Loans outstanding immediately prior to such waiver, amendment or modification.”

(e) Section 2.13(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Within five (5) Business Days after the earlier of (x) 90 days after the end of each Excess Cash Flow Period and (y) the date on which financial statements have been delivered pursuant to Section 6.01(a) (commencing with the Excess Cash Flow Period ended December 31, 2014) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate amount of Term Loans in an amount equal to (A) the Applicable ECF Percentage of Excess Cash Flow, if any, for the Excess Cash Flow Period covered or required to have been covered by such financial statements minus (B) the sum of (1) all voluntary prepayments of principal of Term Loans that are Initial Term Loans or are pari passu with the Initial Term Loans and Other Applicable Indebtedness during such Excess Cash Flow Period (including the amount of cash used to make all debt buybacks and repurchases pursuant to Section 10.04(k)) and (2) all voluntary prepayments of loans under the ABL Facility during such fiscal year to the extent accompanied by a corresponding permanent reduction in the commitments under the ABL Facility and, in the case of each of the immediately preceding clauses (1) and (2), to the extent such prepayments are funded with Internally Generated Cash. Notwithstanding anything to the contrary contained herein, the Borrower shall not be obligated to make any such prepayments described in this Section 2.13(a)(i) (and no Default or Event of Default shall arise as a result of such nonpayment) to the extent such payment would constitute a violation or breach of the ABL Credit Agreement in respect of minimum liquidity requirements (as in effect on the date hereof in respect of such restriction, or as otherwise modified, supplemented or amended in a manner not adverse to the Lenders).”

(f) Section 7.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Investments (i) by the Borrower or any Restricted Subsidiary in any Loan Party (or any newly formed wholly owned Restricted Subsidiary that is not an Excluded Subsidiary and is to become a Loan Party in accordance with Section 6.11), (ii) by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is not a Loan Party and (iii) by any Loan Party in a Restricted Subsidiary that is not a Loan Party; provided, that the aggregate amount of Investments at any time outstanding under this clause (iii) shall not exceed (x) $15,000,000 plus (y) an amount equal to any Restricted Payments received by any Loan Party from a non-Loan Party (to the extent such amounts have not already reduced the outstanding Investment for purposes of this clause (c));”

(g) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Financial Covenant. The Borrower shall not permit the Total Leverage Ratio as of the last day of any Test Period ending as of the end of each of its fiscal quarters, commencing with the fiscal quarter ending June 30, 2014, set forth below to exceed the applicable ratio set forth below:

Test Period Ending	Maximum Total Ratio
June 30, 2014	6.00 to 1.0
September 30, 2014	5.25 to 1.0
December 31, 2014	5.25 to 1.0
March 31, 2015	5.00 to 1.0
June 30, 2015	4.75 to 1.0
September 30, 2015	4.50 to 1.0
December 31, 2015	4.25 to 1.0
March 31, 2016	4.00 to 1.0
June 30, 2016	3.75 to 1.0
September 30, 2016	3.75 to 1.0
December 31, 2016	3.50 to 1.0
March 31, 2017	3.85 to 1.0
June 30, 2017	3.85 to 1.0
September 30, 2017	3.75 to 1.0
December 31, 2017	3.50 to 1.0
March 31, 2018	3.50 to 1.0
June 30, 2018	3.50 to 1.0
September 30, 2018 and thereafter	3.25 to 1.0”

(h) Section 10.04(k)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“the aggregate principal amount of Term Loans purchased by the Borrower may not exceed 20% of the aggregate principal amount of all Initial Term Loans as of the Closing Date plus the aggregate amount of all Incremental Term Loans and Refinancing Debt incurred after the Closing Date, without giving effect to the aggregate principal amount of Term Loans purchased by the Borrower on or before the Third Amendment Effective Date;”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent: (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors party hereto, the Required Lenders and the Administrative Agent; (b) the Borrower shall have paid (i) all expenses of the Administrative Agent (including, without limitation, all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses, in each case to the extent reimbursable under the terms of the Credit Agreement)) and (ii) all fees earned, due and payable on the Third Amendment Effective Date; and (c) the Administrative Agent shall have received for the account of each Lender which delivers its executed signature page hereto by 5:00 p.m. (New York City time) on January 30, 2017 (or such later time as the Administrative Agent and the Borrower shall agree), an amendment fee equal to 0.50% of the amount of such Lender’s outstanding Term Loans.

3. Representations and Warranties of the Borrower. Each of the Borrower and each of the Guarantors party hereto hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Guarantors and are enforceable against the Borrower and the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Acknowledgements. By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by the Borrower and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Loan Parties under each of the Collateral Documents and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each such Collateral Document and each such other Loan Document continues in full force and effect, and (c) affirms and ratifies, to the extent it is a party thereto, each Collateral Document and each other Loan Document with respect to all of the Obligations as expanded or amended hereby.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC.

By:	/s/ Stephanie D. Fisher
Name:	Stephanie D. Fisher
Title:	Acting Chief Financial Officer, Vice President & Controller

EXPRESS LANE SERVICE, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

NEW PENN MOTOR EXPRESS LLC
(F/K/A NEW PENN MOTOR EXPRESS INC.)

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY NEXT DAY CORPORATION

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President, Finance

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

USF BESTWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF DUGAN INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF GLEN MOORE INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF HOLLAND LLC
(F/K/A USF HOLLAND INC.)

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDSTAR LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDDAWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC INTERNATIONAL INVESTMENTS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC LOGISTICS SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC MORTGAGES, LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ENTERPRISE SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014